UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 8, 2008

GSI Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-33387	77-0398779
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
2360 Owen Street Santa Clara, California 95054
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 980-8388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 8, 2008, GSI Technology, Inc. (the “Company”) issued a press release reporting financial results for its fiscal fourth quarter and fiscal year ended March 31, 2008. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. Furthermore, the information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press release issued by GSI Technology, Inc. dated May 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 8, 2008

GSI Technology, Inc.

		By:	/s/ Douglas M. Schirle
Douglas M. Schirle
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by GSI Technology, Inc. dated May 8, 2008